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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of earliest event reported: December 17, 1999

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                            ARM Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     33-67268                 61C1244251
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        file number)           Identification No.)

        515 West Market Street
         Louisville, Kentucky                                      40202
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (502) 582-7900
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Item 5.  Other Events.

         On December 17, 1999, ARM Financial Group, Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") among The Western and Southern Life Insurance Company ("W&S"), the Company, and Integrity Holdings, Inc. whereby W&S will acquire the Company's insurance subsidiaries, Integrity Life Insurance Company and National Integrity Life Insurance Company, by purchasing from the Company the stock of its wholly owned subsidiary, Integrity Holdings, Inc. Pursuant to the Purchase Agreement, W&S will also acquire certain of the Company's other assets related to the Company's insurance business. A copy of the Purchase Agreement is attached as Exhibit 10.1 and incorporated herein by reference. A copy of the Company's press release dated December 17, 1999 announcing the execution of the Purchase Agreement is attached as Exhibit
99.1 and incorporate herein by reference.

         In connection with the Purchase Agreement, the Company entered into the following settlement agreements (the "Settlement Agreements"): (1) Settlement Agreement dated as of December 1, 1999, among GenAmerica Corporation, General American Life Insurance Company, the Company, Integrity Life Insurance Company National Integrity Life Insurance Company, Integrity Holdings, Inc., Metropolitan Life Insurance Company, The Equitable Life Assurance Society of the United States and W&S, and (2) Settlement Agreement, dated as of December 1, 1999, among Bank One, NA (formerly known as The First National Bank of Chicago), the Company, Integrity Life Insurance Company and International Securization Corporation. Copies of the Settlement Agreements are attached as Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference.

         This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referenced to the documents filed by the Company with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in any forward-looking statements.

Item 7 (c) Exhibits Filed.

         The following exhibits are filed as part of this report on Form 8-K:

Exhibit
Number                                  Description
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10.1       Purchase Agreement, dated as of December 17, 1999, among The Western and Southern Life Insurance Company, ARM Financial Group, Inc., and Integrity Holdings, Inc., which includes the Form of Escrow Agreement as Exhibit B. Any exhibits or schedules to the Purchase Agreement which are filed in the Bankruptcy court will be available in the same form upon request made to the Company.

10.2 Settlement Agreement, dated as of December 1, 1999, among GenAmerica Corporation, General American Life Insurance Company, ARM Financial Group, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, Integrity Holdings, Inc., Metropolitan Life Insurance Company, The Equitable Life Assurance Society of the United States and The Western and Southern Life Insurance Company.

10.3 Settlement Agreement, dated as of December 1, 1999, Bank One, NA (formerly known as The First National Bank of Chicago), ARM Financial Group, Inc., Integrity Life Insurance Company and International Securization Corporation.

99.1 Press release by the Company, dated December 17, 1999, announcing the execution of the Purchase Agreement.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on December 17, 1999.

                                        ARM FINANCIAL GROUP, INC.
                                             (Registrant)


                                        By: /s/ John R. McGeeney
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                                            John R. McGeeney
                                            Executive Vice President and
                                            General Counsel

                                        By: /s/ Edward L. Zeman
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                                            Edward L. Zeman
                                            Executive Vice President and
                                            Chief Financial Officer